UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2023

OFS Capital Corporation
(Exact name of Registrant as specified in its charter)

Delaware	814-00813	46-1339639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OFS	The Nasdaq Global Select Market
4.95% Notes due 2028	OFSSH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 7, 2023, OFS Capital Corporation, a Delaware corporation (the “Company”), held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 9,372,997 shares of the Company’s common stock, out of a total number of 13,398,078 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The following matters were submitted at the Annual Meeting to the Company’s stockholders for consideration:
1.The election of two (2) Class II directors, each of whom will serve for a term of three years, or until their successors are elected and qualified; and
2.The ratification of the selection by the Audit Committee of the Company’s Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
Romita Shetty and Bilal Rashid were elected to serve as Class II Directors until the 2026 annual meeting of stockholders, or until their successors are elected and qualified, and the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023 was ratified.
The detailed final voting results of the shares voted with regard to each of these matters are as follows:
1.    Election of the Class II directors:

	For	Withheld	Broker Non-Votes
Romita Shetty	5,868,559	202,015	3,302,423
Bilal Rashid	5,864,788	205,786	3,302,423
Continuing directors whose terms did not expire at the Annual Meeting were as follows: Ashwin Ranganathan and Jeffrey A. Cerny are currently serving as Class III directors, whose terms expire in 2024, and Elaine E. Healy is currently serving as a Class I director and her term expires in 2025.
2.Ratification of the selection by the Audit Committee of the Company’s Board of Directors of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain
9,208,657	87,428	76,912

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFS CAPITAL CORPORATION

Date: June 7, 2023	By:	/s/ Bilal Rashid
Chief Executive Officer